                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

            Date of Report (Date of earliest reported): July 25, 2008

                          FEARLESS INTERNATIONAL, INC.

             (Exact name of registrant as specified in its charter)

      Nevada                        000-52159                     20-3155365

--------------------------------------------------------------------------------

(State or other jurisdiction    (Commission File No.)          (IRS Employer ID)

   of incorporation)

                972 Lincoln Road, Suite 200, Miami, Florida 33139

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              (Address of principal executive offices and Zip Code)

                                 (305) 674-1211

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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act

    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act

    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the

    Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the

    Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         The information called for under this Item 1.01 is incorporated by reference to Item 8.01 to the extent required by this item 1.01.

ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION

         The information called for under this Item 2.03 is incorporated by reference to Item 8.01 to the extent required by this item 2.03.

ITEM 2.04         TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT

                  FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE

                  SHEET ARRANGEMENT

         The information called for under this Item 2.04 is incorporated by reference to Item 8.01 to the extent required by this item 2.04.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         The information called for under this Item 3.02 is incorporated by reference to Item 8.01 to the extent required by this item 3.02.

ITEM 8.01         OTHER EVENTS

         On July 23, 2008 the Company filed for bankruptcy protection under Chapter 11 of the bankruptcy code in the Southern District of Florida. The case has been assigned case number 08-20162-AJC

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NO.             DESCRIPTION OF EXHIBIT

10.6       Bankruptcy Petition filed in Southern District of Florida on July 23,         2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FEARLESS INTERNATIONAL, INC.

Dated:  July 25, 2008         By:     /s/ Charles De Angelo

                                     -------------------

                                     Charles De Angelo

                                      Chief Operating Officer

B 1 (Official Form 1) (1/08) Case 08-20162-AJC Document 1 Filed 07/23/2008 Page 1 of 6

United States Bankruptcy Court
Southern District of Florida

Voluntary Petition

Debtor	Joint Debtor
Name of Debtor (if individual, enter Last, First, Middle): **Fearless International, Inc. (NV)**	Name of Joint Debtor (Spouse) (Last, First, Middle):
All Other Names used by the Debtor in the last 8 years (include married, maiden, and trade names):	All Other Names used by the Joint Debtor in the last 8 years (include married, maiden, and trade names):
Last four digits of Soc. Sec. or Indvidual-Taxpayer I.D. (ITIN) No./Complete EIN(if more than one, state all): **20-3155465**	Last four digits of Soc. Sec. or Indvidual-Taxpayer I.D. (ITIN) No./Complete EIN(if more than one, state all):
Street Address of Debtor (No. & Street, City, and State): **927 Lincoln Rd, Suite 200, Miami Beach, FL** ZIP CODE **33139**	Street Address of Joint Debtor (No. & Street, City, and State): ZIP CODE
County of Residence or of the Principal Place of Business: **Miami-Dade**	County of Residence or of the Principal Place of Business:
Mailing Address of Debtor (if different from street address): **c/o Joel Aresty, Esq., 13499 Biscayne Blvd. T-3, North Miami, FL 3** ZIP CODE **31811**	Mailing Address of Joint Debtor (if different from street address): ZIP CODE

Location of Principal Assets of Business Debtor (if different from street address above):
Donzi
AMH Holdings
7110 21st Street East
Sarasota, Fl
ZIP CODE **34243**

Type of Debtor (Form of Organization) (Check **one** box.)

- ☐ Individual (includes Joint Debtors) *See Exhibit D on page 2 of this form.*
- ☑ Corporation (includes LLC and LLP)
- ☐ Partnership
- ☐ Other (If debtor is not one of the above entities, check this box and state type of entity below.) ______

Nature of Business (Check **one** box)

- ☐ Health Care Business
- ☐ Single Asset Real Estate as defined in 11 U.S.C. § 101(51B)
- ☐ Railroad
- ☐ Stockbroker
- ☐ Commodity Broker
- ☐ Clearing Bank
- ☐ Other

Tax-Exempt Entity (Check box, if applicable)

- ☐ Debtor is a tax-exempt organization under Title 26 of the United States Code (the Internal Revenue Code.)

Chapter of Bankruptcy Code Under Which the Petition is Filed (Check **one** box)

- ☐ Chapter 7
- ☐ Chapter 9
- ☑ Chapter 11
- ☐ Chapter 12
- ☐ Chapter 13
- ☐ Chapter 15 Petition for Recognition of a Foreign Main Proceeding
- ☐ Chapter 15 Petition for Recognition of a Foreign Nonmain Proceeding

Nature of Debts (Check one box)

- ☐ Debts are primarily consumer debts, defined in 11 U.S.C. § 101(8) as "incurred by an individual primarily for a personal, family, or house-hold purpose."
- ☑ Debts are primarily business debts.

Filing Fee (Check one box)

- ☑ Full Filing Fee attached
- ☐ Filing Fee to be paid in installments (applicable to individuals only). Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b) See Official Form 3A.
- ☐ Filing Fee waiver requested (applicable to chapter 7 individuals only). Must attach signed application for the court's consideration. See Official Form 3B.

Chapter 11 Debtors

Check one box:

- ☐ Debtor is a small business debtor as defined in 11 U.S.C. § 101(51D).
- ☑ Debtor is not a small business debtor as defined in 11 U.S.C. § 101(51D).

Check if:

- ☐ Debtor's aggregate noncontingent liquidated debts (excluding debts owed to insiders or affiliates) are less than $2,190,000.

Check all applicable boxes

- ☐ A plan is being filed with this petition
- ☐ Acceptances of the plan were solicited prepetition from one or more classes of creditors, in accordance with 11 U.S.C. § 1126(b).

B 1 (Official Form 1) (1/08) Case 08-20162-AJC Document 1 Filed 07/23/2008 Page 2 of 6 FORM B1, Page 2

THIS SPACE IS FOR COURT USE ONLY

Statistical/Administrative Information

☐ Debtor estimates that funds will be available for distribution to unsecured creditors.
☑ Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

Estimated Number of Creditors

☐	☐	☑	☐	☐	☐	☐	☐	☐	☐
1-49	50-99	100-199	200-999	1,000-5,000	5,001-10,000	10,001-25,000	25,001-50,000	50,001-100,000	Over 100,000

Estimated Assets

☐	☐	☐	☐	☑	☐	☐	☐	☐	☐
$0 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1 million	$1,000,001 to $10 million	$10,000,001 to $50 million	$50,000,001 to $100 million	$100,000,001 to $500 million	$500,000,001 to $1 billion	More than $1 billion

Estimated Liabilities

☐	☐	☐	☐	☑	☐	☐	☐	☐	☐
$0 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1 million	$1,000,001 to $10 million	$10,000,001 to $50 million	$50,000,001 to $100 million	$100,000,001 to $500 million	$500,000,001 to $1 billion	More than $1 billion

B 1 (Official Form 1) (1/08) Case 08-20162-AJC Document 1 Filed 07/23/2008 Page 3 of 6 FORM B1, Page 3

Voluntary Petition *(This page must be completed and filed in every case)*	Name of Debtor(s): **Fearless International, Inc. (NV)**	
All Prior Bankruptcy Cases Filed Within Last 8 Years (If more than two, attach additional sheet.)		
Location Where Filed: **NONE**	Case Number:	Date Filed:
Location Where Filed:	Case Number:	Date Filed:
Pending Bankruptcy Case Filed by any Spouse, Partner or Affiliate of this Debtor (If more than one, attach additional sheet)		
Name of Debtor: **NONE**	Case Number:	Date Filed:
District:	Relationship:	Judge:

Exhibit A

(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11.)

☑ Exhibit A is attached and made a part of this petition.

Exhibit B

(To be completed if debtor is an individual whose debts are primarily consumer debts)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, and have explained the relief available under each such chapter. I further certify that I have delivered to the debtor the notice required by 11 U.S.C. § 342(b).

X **Not Applicable**

Signature of Attorney for Debtor(s) Date

Exhibit C

Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?

☐ Yes, and Exhibit C is attached and made a part of this petition.

☑ No

Exhibit D

(To be completed by every individual debtor. If a joint petition is filed, each spouse must complete and attach a separate Exhibit D.)

☐ Exhibit D completed and signed by the debtor is attached and made a part of this petition.

If this is a joint petition:

☐ Exhibit D also completed and signed by the joint debtor is attached and made a part of this petition.

Information Regarding the Debtor - Venue

(Check any applicable box)

☑ Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

☐ There is a bankruptcy case concerning debtor's affiliate. general partner, or partnership pending in this District.

☐ Debtor is a debtor in a foreign proceeding and has its principal place of business or principal assets in the United States in this District. or has no principal place of business or assets in the United States but is a defendant in an action or proceeding [in a federal or state court] in this District, or the interests of the parties will be served in regard to the relief sought in this District.

Certification by a Debtor Who Resides as a Tenant of Residential Property

(Check all applicable boxes.)

☐ Landlord has a judgment against the debtor for possession of debtor's residence. (If box checked, complete the following).

(Name of landlord that obtained judgment)

(Address of landlord)

☐ Debtor claims that under applicable nonbankruptcy law, there are circumstances under which the debtor would be permitted to cure the entire monetary default that gave rise to the judgment for possession, after the judgment for possession was entered, and

☐ Debtor has included in this petition the deposit with the court of any rent that would become due during the 30-day period after the filing of the petition.

☐ Debtor certifies that he/she has served the Landlord with this certification. (11 U.S.C. § 362(l)).

B 1 (Official Form 1) (1/08) Case 08-20162-AJC Document 1 Filed 07/23/2008 Page 4 of 6 FORM B1, Page 4

Voluntary Petition

(This page must be completed and filed in every case)

Name of Debtor(s):

Fearless International, Inc. (NV)

Signatures

Signature(s) of Debtor(s) (Individual/Joint)

I declare under penalty of perjury that the information provided in this petition is true and correct.

[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7.

[If no attorney represents me and no bankruptcy petition preparer signs the petition] I have obtained and read the notice required by 11 U.S.C. § 342(b).

I request relief in accordance with the chapter of title 11, United States Code, specified in this petition.

X **Not Applicable**

Signature of Debtor

X **Not Applicable**

Signature of Joint Debtor

Telephone Number (If not represented by attorney)

Date

Signature of a Foreign Representative

I declare under penalty of perjury that the information provided in this petition is true and correct, that I am the foreign representative of a debtor in a foreign proceeding, and that I am authorized to file this petition.

(Check only **one** box.)

☐ I request relief in accordance with chapter 15 of Title 11, United States Code. Certified Copies of the documents required by § 1515 of title 11 are attached.

☐ Pursuant to 11 U.S.C. § 1511, I request relief in accordance with the Chapter of title 11 specified in the petition. A certified copy of the order granting recognition of the foreign main proceeding is attached.

X **Not Applicable**

(Signature of Foreign Representative)

(Printed Name of Foreign Representative)

Date

Signature of Attorney

X /s/

Signature of Attorney for Debtor(s)

Joel M. Aresty Bar No. 197483

Printed Name of Attorney for Debtor(s) / Bar No.

Joel M. Aresty, P.A.

Firm Name

Office at Sailboat Cay 13499 Biscayne Boulevard

Address

Suite T-3 North Miami, Fl 33181

305-904-1903 **305-723-7893**

Telephone Number

7/21/2008

Date

*In a case in which § 707(b)(4)(D) applies, this signature also constitutes a certification that the attorney has no knowledge after an inquiry that the information in the schedules is incorrect.

Signature of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests the relief in accordance with the chapter of title 11, United States Code, specified in this petition.

X **s/ Charles W. De Angelo**

Signature of Authorized Individual

Charles W. De Angelo

Printed Name of Authorized Individual

COO

Title of Authorized Individual

7/21/2008

Date

Signature of Non-Attorney Petition Preparer

I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11 U.S.C. § 110; (2) I prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U.S.C. §§ 110(b), 110(h), and 342(b); and, (3) if rules or guidelines have been promulgated pursuant to 11 U.S.C. § 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor, as required in that section. Official Form 19 is attached.

Not Applicable

Printed Name and title, if any, of Bankruptcy Petition Preparer

Social-Security number (If the bankruptcy petition preparer is not an individual, state the Social-Security number of the officer, principal, responsible person or partner of the bankruptcy petition preparer.) (Required by 11 U.S.C. § 110.)

Address

X **Not Applicable**

Date

Signature of bankruptcy petition preparer or officer, principal, responsible person, or partner whose Social-Security number is provided above.

Names and Social-Security numbers of all other individuals who prepared or assisted in preparing this document unless the bankruptcy petition preparer is not an individual.

If more than one person prepared this document, attach to the appropriate official form for each person.

A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both. 11 U.S.C. § 110; 18 U.S.C. § 156.

Case 08-20162-AJC Document 1 Filed 07/23/2008 Page 5 of 6

UNITED STATES BANKRUPTCY COURT
Southern District of Florida

In re: **Fearless International, Inc. (NV)**,
Debtor

Case No.
Chapter **11**

Exhibit "A" to Voluntary Petition

1. If any of debtor's securities are registered under section 12 of the Securities and Exchange Act of 1934, the SEC file number is **333-135647**.

2. The following financial data is the latest available information and refers to debtor's condition on **July 2008**.

a.	Total assets	$	**5,597,827.00**
b.	Total debts (including debts listed in 2.c., below)	$	**8,271,000.00**

			Approximate number of holders
c.	Debt securities held by more than 500 holders.		
	secured ☐ unsecured ☐ subordinated ☐	**$0.00**	**0**
d.	Number of shares of preferred stock		
e.	Number of shares of common stock	71,529,197	77

Comments, if any:

3. Brief description of debtor's business:

Holding company for yacht design, sales and distribution company

4. List the name of any person who directly or indirectly owns, controls, or holds, with power to vote, 5% or more of the voting securities of debtor:

Jeffrey I. Binder

Exhibit A - Page 1

Case 08-20162-AJC Document 1 Filed 07/23/2008 Page 6 of 6

United States Bankruptcy Court

Southern District of Florida

In re: Case No. ____________

Chapter **11**

Fearless International, Inc. (NV)

STATEMENT REGARDING AUTHORITY TO SIGN AND FILE PETITION

I, **Charles W. De Angelo**, declare under penalty of perjury that I am the **COO** of **Fearless International, Inc. (NV),** a **NV** Corporation and that on the following resolution was duly adopted by the of this Corporation:

"Whereas, it is in the best interest of this Corporation to file a voluntary petition in the United States Bankruptcy Court pursuant to Chapter 11 of Title 11 of the United States Code;

Be It Therefore Resolved, that **Charles W. De Angelo**, **COO** of this Corporation, is authorized and directed to execute and deliver all documents necessary to perfect the filing of a Chapter 11 voluntary bankruptcy case on behalf of the Corporation; and

Be It Further Resolved, that **Charles W. De Angelo**, **COO** of this Corporation, is authorized and directed to appear in all bankruptcy proceedings on behalf of the Corporation, and to otherwise do and perform all acts and deeds and to execute and deliver all necessary documents on behalf of the Corporation in connection with such bankruptcy case; and

Be It Further Resolved, that **Charles W. De Angelo**, **COO** of this Corporation, is authorized and directed to employ **Joel M. Aresty**, attorney and the law firm of **Joel M. Aresty, P.A.** to represent the Corporation in such bankruptcy case."

Executed on: **7/21/2008**

Signed: **s/ Charles W. De Angelo**
Charles W. De Angelo